SUPPLEMENT DATED MARCH 16, 2006 TO THE PROSPECTUSES

DATED MAY 2, 2005

JNL® VARIABLE FUND LLC

Please note that the changes apply to your variable annuity product(s).

The section entitled "Hypothetical Performance Data for JNL/Mellon Capital Management Strategies" and the chart that follows should be deleted in its entirety and replaced with the following:

HYPOTHETICAL PERFORMANCE DATA FOR

JNL/MELLON CAPITAL MANAGEMENT STRATEGIES

Certain aspects of the investment strategies for the VIP Fund and the JNL 5 Fund (JNL/Mellon Capital Management Funds) can be demonstrated using historical data. The following table provides the hypothetical performance of the investment strategies used by each JNL/Mellon Capital Management Fund (the “Fund(s)”) for the periods prior to the inception dates of the Funds and the actual performance of the Funds following their inception dates and the DJIA Index, the S&P 500 Index, the FT30 Index, the Hang Seng Index and the Russell 2000 Index for both the hypothetical and historical periods for the Funds. (See “Description of the Indices” above). Please note that the Indices do not reflect any deduction for fees, expenses or taxes and would be lower if they did. The table also shows how hypothetical and historical performance varies from year to year. Please note that return data was generated mechanically and should not be considered a reflection of the Sub-Adviser’s skills.

The hypothetical information for the Funds assumes that each investment strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first business day of the year. The hypothetical and historical performance information does take into consideration fund operating expenses. However, it does not take into consideration any portfolio trading costs, sales charges, commissions, insurance fees or charges imposed on the sale of the Contracts, nor taxes. Any of such charges will lower the returns shown. (See the prospectuses for the applicable Fund and Contract). The hypothetical information provided below also does not reflect that the Sub-Adviser may maintain a cash position of up to 5% of a Fund's assets to effectively manage cash inflows and outflows. The results would be different if the cash positions were reflected.

In preparing the hypothetical performance reports, Mellon Capital Management Corporation made various assumptions about how the strategies would have been implemented historically. Mellon Capital Management Corporation's intent was to faithfully replicate the historical performance of the strategies; however, there can be no assurances that the hypothetical results shown could have been achieved with actual trading or that other assumptions would have produced identical results.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations.

The hypothetical returns shown below for the Funds do not represent the results of actual trading and may not reflect the impact that any material market or economic factors might have had if the investment strategies had been used during the periods shown to actually manage Fund assets.

The hypothetical and historical returns shown below for the Funds are not a guarantee of future performance and should not be used to predict the expected returns for a specific Fund. The hypothetical and historical returns shown below do indicate the significant variation in returns among the several Funds in any given year, as well as the significant variation in returns from a particular investment strategy, both absolutely and in relation to its respective index, over a period of years. In fact, each hypothetical and historical Fund under-performed its respective index in certain years.

HYPOTHETICAL COMPARISON OF TOTAL RETURNS

	JNL 5 Strategy*	VIP Strategy*	S&P 500 Index	Russell 2000 Index	DJIA Index	FT 30 Index	Hang Seng Index
	Hypothetical Performance (1986-2004) Historical Performance (2005)

	The funds commenced operations on 10/04/04
1986	29.97%	25.95%	18.31%	5.96%	26.37%	24.29%	51.26%
1987	13.26%	16.74%	5.11%	-8.25%	5.48%	37.49%	-8.08%
1988	26.78%	15.19%	16.65%	25.04%	16.43%	6.89%	21.80%
1989	27.01%	33.82%	31.54%	15.77%	31.87%	22.74%	10.21%
1990	-4.05%	-2.05%	-3.16%	-19.75%	-0.81%	10.21%	11.72%
1991	37.74%	50.42%	30.56%	46.00%	24.48%	15.17%	48.03%
1992	16.87%	2.63%	7.72%	18.47%	7.36%	-2.01%	32.40%
1993	32.77%	21.32%	10.01%	18.98%	16.89%	19.27%	121.82%
1994	0.39%	2.24%	1.30%	-1.88%	4.97%	1.60%	-29.08%
1995	31.24%	46.25%	37.50%	28.34%	36.89%	17.98%	27.21%
1996	22.96%	28.51%	23.11%	16.46%	29.10%	20.02%	37.71%
1997	22.23%	29.19%	33.29%	22.28%	24.80%	16.64%	-17.78%
1998	19.46%	53.36%	28.70%	-2.53%	18.20%	12.58%	-2.28%
1999	11.96%	51.75%	21.07%	21.17%	26.92%	14.61%	74.11%
2000	5.07%	1.15%	-9.18%	-2.87%	-4.83%	-16.66%	-8.89%
2001	-1.92%	-8.59%	-11.91%	2.49%	-5.50%	-23.64%	-22.62%
2002	-11.91%	-12.41%	-22.10%	-20.44%	-14.79%	-29.23%	-15.65%
2003	34.71%	32.35%	28.72%	47.29%	28.32%	26.44%	39.28%
2004	21.46%	16.91%	10.88%	18.33%	5.31%	20.63%	17.03%
2005	10.93%	10.06%	4.91%	4.55%	1.72%	11.28%	8.88%
	1 Year Historical Annualized Return (2005)		1 Year Annualized Return (2005)
	10.93%	10.06%	4.91%	4.55%	1.72%	11.28%	8.88%
	19 Year Annualized Return Hypothetical Annualized Return (1986-2004)		19 Year Annualized Return (1986-2004)

	16.80%	19.62%	12.30%	10.61%	13.67%	8.78%	15.43%
	20 Year Annualized Return (Combined hypothetical and historical annualized returns) (1986-2005)		20 Year Annualized Return (1986-2005)

	16.50%	19.13%	11.92%	10.30%	13.04%	8.90%	15.09%

Note: The treatment of dividends in the hypothetical rate of return calculations is such that they are reinvested in the stock that paid them at the end of the month in which the stock went ex-dividend.  In managing the portfolios, all cash flows (including both net sales and dividends when they are received) will be reinvested proportionately into all of the stocks in the portfolio.

(1)	The JNL 5 Strategy and the VIP Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.
(2)

The hypothetical total return shown does not take into consideration any sales charges, commissions, portfolio trading costs or taxes. The historical information reflects the Class B expenses charged each year and the hypothetical information reflects expenses charged at the rates most recently in effect. The hypothetical returns, net of Fund expenses, are computed monthly. Total return assumes that all dividends are reinvested. Although each Strategy seeks to achieve a better performance than its respective Index as a whole, there can be no assurance that a Strategy will achieve a better performance.

*	In January 2005, the market capitalization and trading volume used during the stock selection process was revised for the Select Small Cap Strategy.

This Supplement is dated March 16, 2006.

(To be used with VC5825 Rev. 05/05, VC5884 Rev. 05/05, VC5885 Rev. 05/05, NV5825 Rev. 05/05, NV5884 Rev. 05/05, and NV5885 Rev. 05/05.)

V5998 03/06